                                                                     EXHIBIT 2
                            JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, with no par value, of ICO, Inc.; and further agree that this Joint Filing Agreement be included as Exhibit 3 of such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 28th day of December, 2001.

                                   TRAVIS STREET PARTNERS, LLC


                                   By: /s/ Christopher N. O'Sullivan
                                      ------------------------------------------
                                      Christopher N. O'Sullivan, Manager


                                   /s/ Timothy J. Gollin
                                   ---------------------------------------------
                                       Timothy J. Gollin


                                   /s/ Christopher N. O'Sullivan
                                   ---------------------------------------------
                                       Christopher N. O'Sullivan


                                   /s/ Charles T. McCord, III
                                   ---------------------------------------------
                                       Charles T. McCord, III


                                   /s/ A. John Knapp
                                   ---------------------------------------------
                                       A. John Knapp


                                   /s/ John V. Whiting
                                   ---------------------------------------------
                                       John V. Whiting


                                   /s/ James D. Calaway
                                   ---------------------------------------------
                                       James D. Calaway


                                   /s/ Christopher P. Scully
                                   ---------------------------------------------
                                       Christopher P. Scully




                                    Exh 3-1

                                   GLOBAL UNDERVALUED SECURITIES FUND, L.P., a
                                   Cayman Islands exempted limited partnership



                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager

                                   GLOBAL UNDERVALUED SECURITIES FUND, LTD., a
                                   Cayman Islands exempted company



                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager

                                   GLOBAL UNDERVALUED SECURITIES FUND, (QP),
                                   L.P., a Cayman Islands exempted limited
                                   partnership



                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager



                                    Exh 3-2

                                   GLOBAL UNDERVALUED SECURITIES MASTER FUND,
                                   L.P., a Cayman Islands exempted limited
                                   partnership



                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager

                                   KLEINHEINZ CAPITAL PARTNERS LDC, a Cayman
                                   Islands exempted limited duration company



                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager

                                   John B. Kleinheinz

                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact


                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager

                                   J. Kenneth Phillips

                                   By: Travis Street Partners, LLC
                                       Attorney-in-Fact

                                   By: /s/ Timothy J. Gollin
                                   --------------------------------------------
                                       Timothy J. Gollin
                                       Manager


                                    Exh 3-3